UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N‑CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21485
Cohen & Steers Infrastructure Fund, Inc.

(Exact name of Registrant as specified in charter)
1166 Avenue of the Americas, 30th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)
Dana A. DeVivo
Cohen & Steers Capital Management, Inc.
1166 Avenue of the Americas, 30th Floor
New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 832‑3232
Date of fiscal year end: December 31
Date of reporting period: June 30, 2025

Item 1. Reports to Stockholders.
(a)

Cohen & Steers Infrastructure Fund, Inc.

To Our Shareholders:
We would like to share with you our report for the six months ended June 30, 2025. The total returns for the Cohen & Steers Infrastructure Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2025
Cohen & Steers Infrastructure Fund:
Net Asset Value Total Return(a)	10.96%
Market Price Total Return(a)	16.39%
Blended Benchmark—80% FTSE Global Core Infrastructure 50/50 Net Tax Index / 20% ICE BofA Fixed Rate Preferred Securities Index(b)	7.61%
MSCI World Index—net(b)	9.47%
The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.
Managed Distribution Policy
The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.155 per share on a monthly basis.

(a)	As a closed‑end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
(b)
The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites, and telecommunication towers. The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The MSCI World Index—net is a free-float-adjusted index that measures performance of large- and mid-capitalization companies representing developed market countries and is net of dividend withholding taxes.

Cohen & Steers Infrastructure Fund, Inc.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.
The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.
Market Review
Listed infrastructure rose in the six months ending June 30, 2025, but underperformed broader equities despite solid gains. Market volatility stemmed from President Trump’s tariff announcements. The Federal Reserve maintained steady rates amid concerns about inflation and unemployment, while long-term rates were volatile due to worries about sovereign debt. European equities benefited from European Central Bank rate cuts as well as U.S. dollar weakness.
Artificial Intelligence (AI)-related companies drove technology performance, benefiting utilities and infrastructure in the AI value chain. Commercial infrastructure outperformed as investors favored economically sensitive sectors. Passenger transportation gained from strong non‑U.S. markets, particularly Mexico’s favorable trade position.
Fund Performance
The Fund had a positive total return in the period and outperformed its benchmark on both a NAV and market price basis.
The communications infrastructure sector continued its strong momentum, benefiting from accelerating 5G network deployments and growing demand for data connectivity solutions. The Fund’s security selection in this sector contributed meaningfully to relative performance, led by an overweight position in satellite company SES, which benefited from increased demand for connectivity services and favorable spectrum allocations. Additionally, an overweight investment in American Tower Corporation rose steadily on robust leasing activity and international tower expansion.

Cohen & Steers Infrastructure Fund, Inc.

Gas distribution companies underperformed as geopolitical tensions contributed to a volatile first half of the year. The Fund’s security selection in this sector contributed to relative performance. An overweight position in Italgas delivered gains after the company announced major acquisitions in the Italian gas distribution market and secured favorable regulatory framework adjustments.
Toll roads posted solid performance as traffic recovery continued across most global markets, though results varied significantly by region and asset quality. The Fund’s security selection contributed positively, led by an overweight in Motiva Infraestrutura de Mobile, which advanced as Brazil was seen as a relative winner amid mounting trade tensions. Several other emerging market toll road operators also contributed as economic recovery supported higher utilization rates.
Midstream energy infrastructure underperformed as investors remained cautious about commodity price volatility and pipeline utilization rates. The Fund’s security selection in this sector detracted from its relative performance, as an out‑of‑index position in Venture Global weighed on performance due to challenges with a liquefied natural gas project.
Electric utilities modestly outperformed the benchmark, although the sector experienced mixed performance as investors balanced the potential benefits of increased electricity demand from AI and data centers against regulatory pressures and capital intensity requirements. The Fund’s security selection in utilities contributed to performance, led by an out‑of‑benchmark investment in Engie, which rose materially amid elevated power prices and better-than-expected economic activity in Europe and a stabilizing political climate in France. Also, the Fund had no investment in PG&E Corporation, which declined significantly on renewed wildfire liability concerns and regulatory uncertainty in California. Water utilities outperformed the benchmark. However, the Fund’s avoidance of the sector detracted from relative performance.
Railways rose but faced headwinds as freight volumes moderated and passenger traffic recovery varied by region. International rails advanced, while U.S. railroads struggled amid evolving trade policy. The Fund’s avoidance of Japanese passenger rail companies, which significantly outperformed due to solid results and expectations for share buybacks, detracted from relative performance.
Among fixed-income investments, preferred securities posted a positive total return, supported by falling bond yields and solid fundamentals, although they underperformed U.S. Treasuries. Credit spreads widened from historically tight levels, favoring higher-quality preferreds. The $25 par exchange-traded market lagged other preferred categories, weighed down by its longer average durations and fixed-rate exposure. The Fund benefited from underweight positions or having no investments in certain $25 par securities from bank, insurance and utility issuers that declined in this environment.
Impact of Leverage on Fund Performance
The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), contributed significantly to the Fund’s performance for the six months ended June 30, 2025.

Cohen & Steers Infrastructure Fund, Inc.

Impact of Foreign Currency on Fund Performance
The currency impact of the Fund’s investments in foreign securities contributed to absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Overall, the U.S. dollar depreciated against other currencies. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar contributed to absolute returns.
Impact of Derivatives on Fund Performance
In connection with its use of leverage, the Fund pays interest on a portion of its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of swaps did not have a material impact on the Fund’s total return.
The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material impact on the Fund’s total return.
Sincerely,

BEN MORTON	ELAINE ZAHARIS-NIKAS
Portfolio Manager	Portfolio Manager

TYLER S. ROSENLICHT	THUY QUYNH DANG
Portfolio Manager	Portfolio Manager

Cohen & Steers Infrastructure Fund, Inc.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com
For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.
Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

Cohen & Steers Infrastructure Fund, Inc.

Performance Review (Unaudited)
Average Annual Total Returns—For Periods Ended June 30, 2025

	1 Year	5 Years	10 Years	Since Inception(a)
Fund at NAV	21.36%	10.49%	8.81%	9.76%
Fund at Market Price	29.18%	12.31%	11.08%	9.80%
The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance table does not reflect the deduction of brokerage commissions or taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(a)	Commencement of investment operations was March 30, 2004.

Cohen & Steers Infrastructure Fund, Inc.

Our Leverage Strategy
(Unaudited)
Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2025, leverage represented 30% of the Fund’s managed assets.
Through a combination of variable rate financing and interest rate swaps, the Fund has locked in interest rates on a significant portion of this additional capital through 2028 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.
Leverage Facts(a)(b)

Leverage (as a % of managed assets)	30%
% Variable Rate Financing	23%
Variable Rate	5.2%
% Fixed Rate Financing(c)	77%
Weighted Average Rate on Fixed Financing(d)	1.6%
Weighted Average Term on Fixed Financing(d)	2.0 years
Weighted Average Cost of All Financing	2.4%
The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

(a)	Data as of June 30, 2025. Information is subject to change.
(b)	See Note 7 in Notes to Financial Statements.
(c)	Represents fixed payer interest rate swap contracts on variable rate borrowing.
(d)
The Fund entered into forward-starting interest rate swap contracts with interest receipts and payments commencing on September 15, 2025 (effective date). The current weighted average rate on fixed financing does not include forward-starting interest rate swaps and will change when their terms become effective. The weighted average term on fixed financing includes the maturities of the forward-starting interest rate swaps.

Cohen & Steers Infrastructure Fund, Inc.

June 30, 2025
Top Ten Holdings(a)
(Unaudited)

Security	Value	% of Managed Assets
NextEra Energy, Inc.	$140,089,838	4.0
NiSource, Inc.	139,199,503	4.0
TC Energy Corp. (Canada)	129,624,503	3.7
American Tower Corp.	122,481,769	3.5
National Grid PLC (United Kingdom)	121,237,586	3.4
Duke Energy Corp.	120,575,586	3.4
PPL Corp.	107,871,565	3.1
Southern Co.	102,491,096	2.9
Dominion Energy, Inc.	95,745,728	2.7
Enbridge, Inc. (Canada)	83,587,394	2.4

(a)
Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown(b)
(Based on Managed Assets)
(Unaudited)

(b)	Excludes derivative instruments.

Cohen & Steers Infrastructure Fund, Inc.

SCHEDULE OF INVESTMENTS
June 30, 2025 (Unaudited)

		Shares/Units	Value
COMMON STOCK	114.6%
AUSTRALIA	5.5%
RAILWAYS	0.7%
Aurizon Holdings Ltd.(a)		8,589,984	$17,130,104

TOLL ROADS	4.8%
Atlas Arteria Ltd.(a)(b)		18,295,481	61,289,578
Transurban Group(a)(b)		6,284,238	57,820,896

			119,110,474

TOTAL AUSTRALIA			136,240,578

BRAZIL	2.7%
ELECTRIC	1.5%
Cia Paranaense de Energia—Copel(a)		17,778,477	38,154,469

RAILWAYS	0.1%
Rumo SA		824,946	2,813,541

TOLL ROADS	1.1%
Motiva Infraestrutura de Mobilidade SA		10,300,010	26,142,927

TOTAL BRAZIL			67,110,937

CANADA	11.3%
DIVERSIFIED	0.1%
Tidewater Renewables Ltd.(c)		789,442	1,507,288

MIDSTREAM	10.7%
Enbridge, Inc.		1,843,322	83,587,394
Keyera Corp.		748,046	24,467,023
Keyera Corp.(c)		139,166	4,458,831
South Bow Corp.		851,002	22,091,368
TC Energy Corp.		2,655,177	129,624,503

			264,229,119

RAILWAYS	0.5%
Canadian National Railway Co.		113,718	11,849,052

TOTAL CANADA			277,585,459

CHINA	1.6%
GAS DISTRIBUTION	1.1%
ENN Energy Holdings Ltd., (H Shares)(a)		3,323,021	26,542,006

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Shares/Units	Value
MARINE PORTS	0.5%
China Merchants Port Holdings Co. Ltd., (H Shares)(a)		7,242,000	$13,192,517

TOTAL CHINA			39,734,523

FRANCE	2.1%
ELECTRIC
Engie SA(a)		2,239,583	52,564,506

GREECE	0.5%
AIRPORT
Athens International Airport SA		1,058,181	12,309,039

HONG KONG	2.4%
ELECTRIC
CLP Holdings Ltd.(a)		1,741,500	14,664,189
Power Assets Holdings Ltd.(a)		7,090,000	45,565,959

			60,230,148

INDIA	2.4%
ELECTRIC
NTPC Ltd.		4,922,799	19,218,203
Power Grid Corp. of India Ltd.		11,146,154	38,880,270

			58,098,473

ITALY	2.0%
COMMUNICATIONS	1.2%
Infrastrutture Wireless Italiane SpA(a)(d)		2,393,579	29,266,596

GAS DISTRIBUTION	0.8%
Italgas SpA		2,273,781	19,284,493

TOTAL ITALY			48,551,089

JAPAN	3.2%
ELECTRIC	1.6%
Chubu Electric Power Co., Inc.		1,674,800	20,713,300
Kansai Electric Power Co., Inc.		1,596,100	18,941,946

			39,655,246

GAS DISTRIBUTION	1.6%
Osaka Gas Co. Ltd.(a)		1,132,700	29,048,027
Tokyo Gas Co. Ltd.(a)		302,000	10,049,540

			39,097,567

TOTAL JAPAN			78,752,813

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Shares/Units	Value
LUXEMBOURG	1.0%
COMMUNICATIONS
SES SA		3,605,211	$25,650,434

MALAYSIA	0.8%
MARINE PORTS
Westports Holdings Bhd.		15,775,000	20,231,564

MEXICO	4.0%
AIRPORTS
Grupo Aeroportuario del Centro Norte SAB de CV(a)		2,199,185	28,924,770
Grupo Aeroportuario del Pacifico SAB de CV, Class B(a)		2,010,458	46,023,733
Grupo Aeroportuario del Sureste SAB de CV, Class B(a)		764,413	24,401,577

			99,350,080

NETHERLANDS	1.3%
MARINE PORTS
Koninklijke Vopak NV(a)		628,620	31,263,207

NEW ZEALAND	1.3%
AIRPORT
Auckland International Airport Ltd.(a)		6,665,359	31,466,915

PHILIPPINES	0.7%
MARINE PORTS
International Container Terminal Services, Inc.		2,451,410	17,886,198

SPAIN	2.5%
AIRPORT
Aena SME SA(a)(d)		2,342,820	62,535,399

UNITED KINGDOM	4.9%
ELECTRIC
National Grid PLC		8,320,656	121,237,586

UNITED STATES	64.4%
COMMUNICATIONS	8.2%
American Tower Corp.(a)		554,166	122,481,769
Crown Castle, Inc.(a)		765,231	78,612,181

			201,093,950

DIVERSIFIED	0.0%
Stem, Inc.(c)		31,887	198,656

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Shares/Units	Value
ELECTRIC	33.3%
Alliant Energy Corp.(a)(e)		945,688	$57,185,753
Ameren Corp.		245,041	23,533,738
Consolidated Edison, Inc.(a)(e)		228,427	22,922,649
Dominion Energy, Inc.(a)(e)		1,694,015	95,745,728
Duke Energy Corp.(a)(e)		1,021,827	120,575,586
Edison International(a)		450,782	23,260,351
Evergy, Inc.(a)(e)		595,161	41,024,448
Net Power, Inc.(c)		731,336	1,806,400
NextEra Energy, Inc.(a)(e)		2,018,004	140,089,838
PPL Corp.(a)(e)(f)		3,182,991	107,871,565
Public Service Enterprise Group, Inc.(a)		828,787	69,767,290
Southern Co.(a)		1,116,096	102,491,096
Xcel Energy, Inc.(a)		243,495	16,582,009

			822,856,451

GAS DISTRIBUTION	7.2%
NiSource, Inc.(a)		3,450,657	139,199,503
Sempra(a)		499,673	37,860,223

			177,059,726

MIDSTREAM	7.5%
Cheniere Energy, Inc.		79,633	19,392,228
Delek Logistics Partners LP(a)		190,528	8,183,178
Energy Transfer LP(a)(e)(f)		1,606,191	29,120,243
Kinder Morgan, Inc.(a)(e)		493,337	14,504,108
Kinetik Holdings, Inc.(a)(e)		755,729	33,289,862
MPLX LP(a)(e)		514,959	26,525,538
ONEOK, Inc.(a)(e)		165,259	13,490,092
Plains All American Pipeline LP(a)		1,264,432	23,164,394
Venture Global, Inc., Class A(a)(e)		1,183,198	18,434,225

			186,103,868

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Shares/Units	Value
RAILWAYS	8.2%
CSX Corp.(a)(e)		2,520,010	$82,227,926
Norfolk Southern Corp.(a)(e)		204,941	52,458,748
Union Pacific Corp.(a)(e)		289,111	66,518,659

			201,205,333

TOTAL UNITED STATES			1,588,517,984

TOTAL COMMON STOCK (Identified cost—$2,114,909,623)			2,829,316,932

PREFERRED SECURITIES—EXCHANGE-TRADED	3.5%
BERMUDA	0.0%
INSURANCE
RenaissanceRe Holdings Ltd., 5.75%, Series F(a)(g)		7,000	148,400

CANADA	0.2%
UTILITIES
Algonquin Power & Utilities Corp., 8.487% (3 Month USD Term SOFR + 4.01%), due 7/1/79, Series 19‑A(a)(h)		89,073	2,241,077
Brookfield BRP Holdings Canada, Inc., 4.625%(a)(g)		100,000	1,575,000

			3,816,077

NETHERLANDS	0.0%
INSURANCE
AEGON Funding Co. LLC, 5.10%, due 12/15/49(a)		65,287	1,274,402

UNITED STATES	3.3%
BANKING	1.1%
Bank of America Corp., 5.375%, Series KK(a)(g)		61,831	1,349,153
Bank of America Corp., 6.00%, Series GG(a)(g)		184,373	4,587,200
JPMorgan Chase & Co., 5.75%, Series DD(a)(e)(g)		159,744	3,924,910
Morgan Stanley, 6.375%, Series I(a)(g)		118,969	2,950,431
Morgan Stanley, 6.625%, Series Q(g)		100,000	2,585,000
Regions Financial Corp., 5.70% to 5/15/29, Series C(a)(g)(i)		81,114	1,936,191
Wells Fargo & Co., 4.375%, Series CC(a)(g)		58,968	1,035,478
Wells Fargo & Co., 4.70%, Series AA(a)(g)		142,405	2,681,486
Wells Fargo & Co., 4.75%, Series Z(a)(g)		206,575	3,933,188
Wells Fargo & Co., 5.625%, Series Y(a)(g)		65,803	1,525,972
Wells Fargo & Co., 7.50%, Series L (Convertible)(g)		172	201,950

			26,710,959

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Shares/Units	Value
CONSUMER DISCRETIONARY PRODUCTS	0.1%
Ford Motor Co., Senior Debt, 6.50%, due 8/15/62(a)(e)		144,325	$3,232,880

CONSUMER STAPLE PRODUCTS	0.3%
CHS, Inc., 6.75%, Series 3(a)(g)		137,935	3,282,853
CHS, Inc., 7.10%, Series 2(a)(g)		135,283	3,321,198

			6,604,051

FINANCIAL SERVICES	0.3%
Affiliated Managers Group, Inc., 6.75%, due 3/30/64		32,128	747,297
Brookfield Oaktree Holdings LLC, 6.55%, Series B(a)(g)		66,071	1,441,669
Brookfield Oaktree Holdings LLC, 6.625%, Series A(a)(g)		100,000	2,299,000
Carlyle Finance LLC, 4.625%, due 5/15/61(a)		70,000	1,172,500
KKR & Co., Inc., 6.875%, due 6/1/65, Series T		52,484	1,349,889

			7,010,355

INSURANCE	0.6%
Allstate Corp., 7.375%, Series J(a)(g)		98,834	2,578,579
Arch Capital Group Ltd., 5.45%, Series F(a)(g)		80,000	1,640,800
Athene Holding Ltd., 4.875%, Series D(a)(g)		55,443	948,075
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a)(g)(i)		115,223	2,784,940
Athene Holding Ltd., 7.25% to 3/30/29, due 3/30/64(a)(i)		87,725	2,184,353
Corebridge Financial, Inc., 6.375%, due 12/15/64		48,002	1,104,046
Equitable Holdings, Inc., 5.25%, Series A(a)(g)		52,000	1,062,360
MetLife, Inc., 5.625%, Series E(a)(g)		86,560	2,041,950
Voya Financial, Inc., 5.35% to 9/15/29, Series B(a)(g)(i)		7,267	172,955

			14,518,058

TELECOMMUNICATIONS	0.2%
AT&T, Inc., 4.75%, Series C(a)(g)		182,869	3,492,798
AT&T, Inc., 5.00%, Series A(a)(g)		13,078	263,522
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70		94,315	1,934,400

			5,690,720

UTILITIES	0.7%
CMS Energy Corp., 5.875%, due 10/15/78(a)		63,498	1,398,861
CMS Energy Corp., 5.875%, due 3/1/79(a)		196,996	4,373,311
NextEra Energy Capital Holdings, Inc., 6.50%, due 6/1/85, Series U		56,400	1,409,436

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Shares/Units	Value
SCE Trust VIII, 6.95%, Series N(g)		38,033	$814,667
Sempra, 5.75%, due 7/1/79(a)		150,675	3,096,371
Southern Co., 4.95%, due 1/30/80, Series 2020(a)		230,000	4,554,000
Southern Co., 6.50%, due 3/15/85		100,000	2,568,000

			18,214,646

TOTAL UNITED STATES			81,981,669

TOTAL PREFERRED SECURITIES— EXCHANGE-TRADED (Identified cost—$96,082,336)			87,220,548

		Principal Amount*
PREFERRED SECURITIES—OVER‑THE‑COUNTER	20.8%
AUSTRALIA	0.2%
BANKING	0.1%
Australia & New Zealand Banking Group Ltd., 6.75% to 6/15/26(a)(d)(g)(i)(j)		4,000,000	4,052,812

INSURANCE	0.1%
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46(a)(i)(k)		1,800,000	1,810,932

TOTAL AUSTRALIA			5,863,744

CANADA	3.3%
BANKING	0.7%
Bank of Nova Scotia, 7.35% to 4/27/30, due 4/27/85(a)(e)(i)		3,000,000	3,029,661
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84(a)(e)(i)		3,200,000	3,401,475
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82(a)(e)(i)		3,400,000	3,616,645
Royal Bank of Canada, 6.75% to 8/24/30, due 8/24/85(i)		3,000,000	3,009,720
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82(a)(e)(i)		4,200,000	4,397,009

			17,454,510

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Principal Amount*	Value
PIPELINES	1.7%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20‑A(a)(i)		5,980,000	$5,969,692
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16‑A(a)(e)(i)		4,155,000	4,159,697
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78(a)(e)(i)		5,913,000	5,946,740
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83(a)(e)(i)		3,985,000	4,109,810
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83(a)(i)		1,920,000	2,029,463
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5(a)(i)		3,820,000	4,047,856
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84(a)(i)		2,060,000	2,298,688
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79(a)(e)(i)		5,008,000	4,977,388
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82(a)(i)		2,500,000	2,431,523
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16‑A(a)(e)(i)		6,499,000	6,525,494

			42,496,351

TELECOMMUNICATIONS	0.5%
Bell Canada, 6.875% to 6/15/30, due 9/15/55(a)(i)		3,000,000	3,082,541
Bell Canada, 7.00% to 6/15/35, due 9/15/55(i)		3,000,000	3,050,389
TELUS Corp., 6.625% to 7/15/30, due 10/15/55(i)		3,000,000	3,018,665
TELUS Corp., 7.00% to 7/15/35, due 10/15/55(i)		3,000,000	3,027,573

			12,179,168

UTILITIES	0.4%
AltaGas Ltd., 7.20% to 7/17/34, due 10/15/54(d)(i)		2,800,000	2,807,619
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16‑A(a)(i)		7,268,000	7,331,764

			10,139,383

TOTAL CANADA			82,269,412

FINLAND	0.1%
BANKING
Nordea Bank Abp, 6.625% to 3/26/26(a)(d)(g)(i)(j)		1,400,000	1,411,550

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Principal Amount*	Value
FRANCE	1.7%
BANKING
BNP Paribas SA, 7.00% to 8/16/28(a)(d)(g)(i)(j)		1,000,000	$1,021,932
BNP Paribas SA, 7.375% to 8/19/25(a)(d)(e)(g)(i)(j)		6,200,000	6,214,448
BNP Paribas SA, 7.75% to 8/16/29(a)(d)(e)(g)(i)(j)		3,200,000	3,373,680
BNP Paribas SA, 8.00% to 8/22/31(d)(g)(i)(j)		2,000,000	2,119,744
BNP Paribas SA, 8.50% to 8/14/28(a)(d)(g)(i)(j)		2,000,000	2,119,938
BNP Paribas SA, 9.25% to 11/17/27(a)(d)(e)(g)(i)(j)		7,200,000	7,732,303
Credit Agricole SA, 8.125% to 12/23/25(a)(d)(g)(i)(j)		3,950,000	4,002,713
Societe Generale SA, 6.75% to 4/6/28(a)(d)(g)(i)(j)		4,000,000	3,950,426
Societe Generale SA, 8.125% to 11/21/29(d)(g)(i)(j)		2,600,000	2,659,509
Societe Generale SA, 9.375% to 11/22/27(a)(d)(g)(i)(j)		2,400,000	2,552,926
Societe Generale SA, 10.00% to 11/14/28(a)(d)(e)(g)(i)(j)		5,000,000	5,469,220

			41,216,839

GERMANY	0.1%
BANKING
Commerzbank AG, 7.50% to 10/9/30(g)(i)(j)(k)		3,200,000	3,261,264

ITALY	0.2%
BANKING
Intesa Sanpaolo SpA, 7.70% to 9/17/25(a)(d)(e)(g)(i)(j)		3,900,000	3,916,945

JAPAN	0.6%
FINANCIAL SERVICES	0.1%
Nomura Holdings, Inc., 7.00% to 7/15/30(g)(i)(j)		2,000,000	2,028,002

INSURANCE	0.5%
Dai‑ichi Life Insurance Co. Ltd., 6.20% to 1/16/35(a)(d)(e)(g)(i)		3,400,000	3,439,352
Nippon Life Insurance Co., 6.50% to 4/30/35, due 4/30/55(d)(i)		4,130,000	4,278,416
Sumitomo Life Insurance Co., 5.875% to 1/18/34(a)(d)(e)(g)(i)		4,400,000	4,335,192

			12,052,960

TOTAL JAPAN			14,080,962

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Principal Amount*	Value
NETHERLANDS	0.7%
BANKING	0.6%
ING Groep NV, 5.75% to 11/16/26(a)(g)(i)(j)		5,000,000	$4,976,689
ING Groep NV, 7.25% to 11/16/34(g)(i)(j)(k)		2,800,000	2,850,750
ING Groep NV, 8.00% to 5/16/30(g)(i)(j)(k)		5,400,000	5,748,151

			13,575,590

INSURANCE	0.1%
Aegon Ltd., 5.50% to 4/11/28, due 4/11/48(a)(e)(i)		2,875,000	2,891,843

TOTAL NETHERLANDS			16,467,433

SPAIN	0.7%
BANKING
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29(g)(i)(j)		4,000,000	4,424,376
Banco Santander SA, 8.00% to 2/1/34(a)(e)(g)(i)(j)		3,800,000	4,023,721
Banco Santander SA, 9.625% to 11/21/28(a)(e)(g)(i)(j)		4,400,000	4,868,455
Banco Santander SA, 9.625% to 5/21/33(a)(e)(g)(i)(j)		3,800,000	4,441,144

			17,757,696

SWEDEN	0.2%
BANKING
Swedbank AB, 7.75% to 3/17/30(g)(i)(j)(k)		4,400,000	4,616,788

SWITZERLAND	1.3%
BANKING	0.9%
Credit Suisse Group AG, 5.25%, Claim(c)(d)(g)(j)(l)		1,600,000	124,000
Credit Suisse Group AG, 6.375%, Claim(c)(d)(g)(j)(l)		2,000,000	155,000
Credit Suisse Group AG, 7.50%, Claim(c)(d)(g)(j)(l)		600,000	46,500
UBS Group AG, 6.85% to 9/10/29(d)(g)(i)(j)		2,600,000	2,617,912
UBS Group AG, 6.875% to 8/7/25(a)(g)(i)(j)(k)		5,400,000	5,408,363
UBS Group AG, 9.25% to 11/13/28(a)(d)(e)(g)(i)(j)		7,000,000	7,657,818
UBS Group AG, 9.25% to 11/13/33(a)(d)(e)(g)(i)(j)		5,200,000	6,026,337

			22,035,930

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Principal Amount*	Value
INSURANCE	0.4%
Argentum Netherlands BV for Swiss Re Ltd., 5.524% to 8/15/27(g)(i)(k)		3,120,000	$3,126,100
Argentum Netherlands BV for Swiss Re Ltd., 5.625% to 8/15/27, due 8/15/52(a)(i)(k)		3,700,000	3,719,249
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51(i)(k)		4,000,000	3,518,950

			10,364,299

TOTAL SWITZERLAND			32,400,229

UNITED KINGDOM	2.4%
BANKING	2.1%
Barclays PLC, 7.625% to 3/15/35(g)(i)(j)		2,400,000	2,416,303
Barclays PLC, 8.00% to 3/15/29(g)(i)(j)		2,000,000	2,102,854
Barclays PLC, 9.625% to 12/15/29(a)(e)(g)(i)(j)		9,800,000	10,909,438
HSBC Holdings PLC, 6.00% to 5/22/27(g)(i)(j)		2,600,000	2,603,870
HSBC Holdings PLC, 6.50% to 3/23/28(a)(g)(i)(j)		2,800,000	2,824,856
HSBC Holdings PLC, 6.875% to 9/11/29(a)(e)(g)(i)(j)		4,400,000	4,463,721
Lloyds Banking Group PLC, 6.75% to 9/27/31(a)(e)(g)(i)(j)		4,000,000	3,923,920
Lloyds Banking Group PLC, 7.50% to 9/27/25(a)(g)(i)(j)		3,400,000	3,417,629
Lloyds Banking Group PLC, 8.00% to 9/27/29(g)(i)(j)		3,000,000	3,171,312
NatWest Group PLC, 6.00% to 12/29/25(a)(g)(i)(j)		2,000,000	2,001,715
NatWest Group PLC, 8.00% to 8/10/25(a)(g)(i)(j)		6,000,000	6,037,674
NatWest Group PLC, 8.125% to 11/10/33(a)(g)(i)(j)		3,000,000	3,243,462
Standard Chartered PLC, 7.875% to 3/8/30(d)(g)(i)(j)		3,800,000	3,964,088

			51,080,842

INSURANCE	0.0%
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41(a)(i)(k)		1,300,000	1,241,620

TELECOMMUNICATIONS	0.3%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81(a)(i)		2,090,000	1,912,424
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79(a)(i)		4,500,000	4,702,050

			6,614,474

TOTAL UNITED KINGDOM			58,936,936

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Principal Amount*		Value
UNITED STATES	9.3%
BANKING	3.4%
Bank of America Corp., 5.875% to 3/15/28, Series FF(a)(g)(i)		2,682,000		$2,731,394
Bank of New York Mellon Corp., 4.625% to 9/20/26, Series F(a)(e)(g)(i)		3,500,000		3,485,493
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(e)(g)(i)		6,983,000		6,886,858
Citigroup, Inc., 3.875% to 2/18/26, Series X(a)(e)(g)(i)		3,250,000		3,213,381
Citigroup, Inc., 4.15% to 11/15/26, Series Y(a)(e)(g)(i)		2,310,000		2,253,184
Citigroup, Inc., 6.25% to 8/15/26, Series T(a)(e)(g)(i)		7,850,000		7,946,327
Citigroup, Inc., 6.95% to 2/15/30, Series FF(a)(g)(i)		5,000,000		5,119,096
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(e)(g)(i)		3,800,000		4,008,590
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a)(g)(i)		2,000,000		2,004,149
CoBank ACB, 6.25% to 10/1/26, Series I(g)(i)		2,866,000		2,878,100
First Horizon Bank, 5.322% (3 Month USD Term SOFR + 1.112%, Floor 3.75%)(a)(d)(g)(h)		1,806	†	1,336,440
Goldman Sachs Group, Inc., 3.65% to 8/10/26, Series U(a)(e)(g)(i)		4,170,000		4,092,764
Goldman Sachs Group, Inc., 4.125% to 11/10/26, Series V(a)(g)(i)		1,000,000		982,832
Goldman Sachs Group, Inc., 6.85% to 2/10/30(g)(i)		2,000,000		2,068,977
Goldman Sachs Group, Inc., 7.379% to 8/10/25, Series Q(a)(g)(i)		1,000,000		1,005,548
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(g)(i)		2,290,000		2,416,928
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(a)(g)(i)		1,000,000		991,979
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(a)(g)(i)		894,000		910,446
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(g)(i)		2,000,000		2,116,040
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(e)(g)(i)		4,450,000		4,545,179
PNC Financial Services Group, Inc., 6.25% to 3/15/30, Series W(g)(i)		2,000,000		2,061,454
State Street Corp., 6.70% to 3/15/29, Series I(a)(e)(g)(i)		4,000,000		4,187,168

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Principal Amount*	Value
State Street Corp., 6.70% to 9/15/29, Series J(a)(e)(g)(i)		3,000,000	$3,144,801
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a)(g)(i)		2,109,000	2,091,462
Truist Financial Corp., 5.125% to 12/15/27, Series M(a)(g)(i)		500,000	496,482
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(g)(i)		776,000	768,532
Wells Fargo & Co., 5.95%, due 12/15/36(a)(e)		2,830,000	2,905,056
Wells Fargo & Co., 6.85% to 9/15/29(a)(e)(g)(i)		4,000,000	4,213,240
Wells Fargo & Co., 7.625% to 9/15/28(a)(e)(g)(i)		3,390,000	3,649,494

			84,511,394

ENERGY	0.1%
BP Capital Markets PLC, 4.875% to 3/22/30(g)(i)		2,550,000	2,531,543

HEALTH CARE	0.1%
CVS Health Corp., 7.00% to 12/10/29, due 3/10/55(i)		3,000,000	3,101,731

INSURANCE	2.3%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(a)(e)(i)		3,700,000	3,774,266
Athene Holding Ltd., 6.625% to 7/15/34, due 10/15/54(a)(e)(i)		4,080,000	4,026,554
Corebridge Financial, Inc., 6.375% to 9/15/34, due 9/15/54(a)(i)		2,000,000	1,998,360
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(a)(e)(i)		7,170,000	7,399,507
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(i)		4,480,000	4,598,120
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(d)(i)		2,600,000	2,713,303
Liberty Mutual Group, Inc., 7.80%, due 3/15/37(a)(d)		1,680,000	1,954,081
Lincoln National Corp., 9.25% to 12/1/27, Series C(a)(g)(i)		2,993,000	3,267,991
MetLife Capital Trust IV, 7.875%, due 12/15/37(a)(d)		5,850,000	6,427,676
MetLife, Inc., 9.25%, due 4/8/38(a)(d)(e)		6,500,000	7,726,173
Prudential Financial, Inc., 5.125% to 11/28/31, due 3/1/52(a)(e)(i)		1,600,000	1,548,878
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(a)(e)(i)		4,500,000	4,542,889
Prudential Financial, Inc., 6.50% to 12/15/33, due 3/15/54(i)		1,200,000	1,235,699

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Principal Amount*	Value
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(a)(e)(i)		3,000,000	$3,147,156
Reinsurance Group of America, Inc., 6.65% to 6/15/35, due 9/15/55(i)		1,200,000	1,199,044
Voya Financial, Inc., 7.758% to 9/15/28, Series A(a)(g)(i)		1,310,000	1,386,465

			56,946,162

PIPELINES	0.5%
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(g)(i)		3,357,000	3,428,048
Energy Transfer LP, 8.00% to 2/15/29, due 5/15/54(i)		2,000,000	2,129,158
Venture Global LNG, Inc., 9.00% to 9/30/29(a)(d)(e)(g)(i)		6,392,000	6,220,367

			11,777,573

UTILITIES	2.9%
AES Corp., 7.60% to 10/15/29, due 1/15/55(i)		2,000,000	2,064,200
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(a)(e)(i)		4,200,000	4,040,242
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(i)		2,200,000	2,299,301
CenterPoint Energy, Inc., 6.85% to 11/15/34, due 2/15/55, Series B(a)(e)(i)		3,780,000	3,920,094
CenterPoint Energy, Inc., 7.00% to 11/15/29, due 2/15/55, Series A(a)(e)(i)		3,510,000	3,682,412
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(a)(i)		1,125,000	1,094,951
CMS Energy Corp., 6.50% to 3/1/35, due 6/1/55(i)		3,500,000	3,517,125
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a)(e)(g)(i)		8,000,000	7,875,471
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(a)(e)(i)		5,180,000	5,452,017
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(a)(e)(i)		3,800,000	3,941,195
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(i)		2,000,000	2,075,422
Evergy, Inc., 6.65% to 3/1/30, due 6/1/55(i)		2,000,000	2,035,468
National Rural Utilities Cooperative Finance Corp., 7.125% to 6/15/28, due 9/15/53(a)(e)(i)		2,240,000	2,347,661
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(a)(i)		2,538,000	2,534,628
NextEra Energy Capital Holdings, Inc., 6.375% to 5/15/30, due 8/15/55(i)		1,500,000	1,535,484

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Principal Amount*	Value
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(a)(e)(i)		4,000,000	$4,131,832
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(a)(i)		1,500,000	1,559,955
NiSource, Inc., 6.95% to 8/30/29, due 11/30/54(i)		3,000,000	3,130,404
Sempra, 4.125% to 1/1/27, due 4/1/52(a)(i)		2,500,000	2,410,122
Sempra, 4.875% to 10/15/25(a)(e)(g)(i)		5,780,000	5,770,621
Sempra, 6.40% to 7/1/34, due 10/1/54(a)(e)(i)		3,520,000	3,350,430
Sempra, 6.875% to 7/1/29, due 10/1/54(a)(e)(i)		3,000,000	3,032,818

			71,801,853

TOTAL UNITED STATES			230,670,256

TOTAL PREFERRED SECURITIES— OVER‑THE‑COUNTER (Identified cost—$498,125,471)			512,870,054

CORPORATE BONDS	0.5%
ITALY	0.0%
UTILITIES
Enel Finance International NV, 7.50%, due 10/14/32(a)(d)		400,000	456,240

UNITED STATES	0.5%
REAL ESTATE	0.2%
Realty Income Corp., 3.40%, due 1/15/30(a)(e)		3,060,000	2,930,661
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27(a)(d)(e)		1,700,000	1,724,043

			4,654,704

UTILITIES	0.3%
American Electric Power Co., Inc., 5.75%, due 11/1/27(a)		1,015,000	1,047,503
Southern Co., 5.113%, due 8/1/27(a)(e)		6,000,000	6,092,190

			7,139,693

TOTAL UNITED STATES			11,794,397

TOTAL CORPORATE BONDS (Identified cost—$11,897,251)			12,250,637

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

		Shares/ Units	Value
WARRANTS	0.0%
UNITED STATES—ELECTRIC	0.0%
Net Power, Inc., exercise price $11.50, expires 3/12/26(a)(c)		182,834	$60,335

TOTAL WARRANTS (Identified cost—$621,635)			60,335

SHORT-TERM INVESTMENTS	2.8%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.25%(m)		66,589,560	66,589,561
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.27%(m)		2,095,047	2,095,047

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$68,684,608)			68,684,608

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,790,320,924)	142.2%		3,510,403,114
WRITTEN OPTION CONTRACTS (Premiums received—$299,631)	(0.0)		(253,196)
LIABILITIES IN EXCESS OF OTHER ASSETS	(42.2)		(1,042,449,181)

NET ASSETS	100.0%		$2,467,700,737

Exchange-Traded Option Contracts
Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Received	Value
Call—Cheniere Energy, Inc.	$250.00	7/18/25	(144)	$(3,506,688)	$(57,250)	$(47,808)
Put—CSX Corp.	30.00	7/18/25	(2,124)	(6,930,612)	(81,924)	(9,962)
Put—NextEra Energy, Inc.	67.50	8/15/25	(987)	(6,851,754)	(160,457)	(195,426)

			(3,255)	$(17,289,054)	$(299,631)	$(253,196)

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets daily)	Floating Payment Frequency	Maturity Date	Value	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)
$255,000,000	0.670%	Monthly	4.564%(o)	Monthly	9/15/25	$2,331,736	$(4,986)	$2,336,722
212,500,000	1.240%	Monthly	4.564%(o)	Monthly	2/3/26	4,218,935	(1,722)	4,220,657
85,000,000	0.898%	Monthly	4.564%(o)	Monthly	5/1/26	2,453,628	(6,645)	2,460,273
255,000,000	1.237%	Monthly	4.564%(o)	Monthly	9/15/27	12,950,790	(30,268)	12,981,058
130,000,000	3.655%	Monthly	USD‑SOFR‑OIS(p)	Monthly	9/15/28	(1,429,024)	—	(1,429,024)
130,000,000	3.588%	Monthly	USD‑SOFR‑OIS(p)	Monthly	9/15/28	(1,177,821)	—	(1,177,821)
						$19,348,244	$(43,621)	$19,391,865

Glossary of Portfolio Abbreviations

OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
USD	United States Dollar
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$2,829,316,932	$—	$—	$2,829,316,932
Preferred Securities— Exchange-Traded	87,220,548	—	—	87,220,548
Preferred Securities— Over‑the‑Counter	—	512,870,054	—	512,870,054
Corporate Bonds	—	12,250,637	—	12,250,637

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Warrants	$60,335	$—	$—	$60,335
Short-Term Investments	—	68,684,608	—	68,684,608

Total Investments in Securities(q)	$2,916,597,815	$593,805,299	$—	$3,510,403,114

Interest Rate Swap Contracts	$—	$21,998,710	$—	$21,998,710

Total Derivative Assets(q)	$—	$21,998,710	$—	$21,998,710

Interest Rate Swap Contracts	$—	$(2,606,845)	$—	$(2,606,845)
Written Option Contracts	(243,234)	(9,962)	—	(253,196)

Total Derivative Liabilities(q)	$(243,234)	$(2,616,807)	$—	$(2,860,041)

Note: Percentages indicated are based on the net assets of the Fund.
*	Amount denominated in U.S. dollars unless otherwise indicated.
†	Represents shares.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $2,219,290,071 in aggregate has been pledged as collateral.
(b)	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Non–income producing security.
(d)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $206,410,698 which represents 8.4% of the net assets of the Fund, of which 0.1% are illiquid.

(e)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $955,357,409 in aggregate has been rehypothecated.
(f)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $10,343,844 in aggregate has been pledged as collateral.
(g)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(h)	Variable rate. Rate shown is in effect at June 30, 2025.
(i)	Security converts to floating rate after the indicated fixed–rate coupon period.

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2025 (Unaudited)

(j)
Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $164,954,258 which represents 6.7% of the net assets of the Fund (4.7% of the managed assets of the Fund).

(k)
Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $35,302,167 which represents 1.4% of the net assets of the Fund, of which 0.0% are illiquid.

(l)	Security is in default.
(m)	Rate quoted represents the annualized seven–day yield.
(n)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(o)	Based on USD‑SOFR‑OIS. Represents rates in effect at June 30, 2025.
(p)	Represents a forward–starting interest rate swap contract with interest receipts and payments commencing on September 15, 2025 (effective date).
(q)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Sector Summary	% of Managed Assets
Electric	33.9
Midstream	12.8
Banking	8.3
Gas Distribution	7.5
Communications	7.3
Railways	6.6
Airports	5.9
Toll Roads	4.1
Utilities	3.2
Insurance	2.9
Marine Ports	2.3
Pipelines	1.5
Telecommunications	0.7
Other	3.0

100.0

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2025 (Unaudited)

ASSETS:
Investments in securities, at value(a) (Identified cost—$2,790,320,924)	$3,510,403,114
Cash	1,332,969
Cash collateral pledged for interest rate swap contracts	12,154,886
Foreign currency, at value (Identified cost—$1,141,554)	1,145,308
Receivable for:
Dividends and interest	18,485,296
Investment securities sold	465,527
Other assets	98,913

Total Assets	3,544,086,013

LIABILITIES:
Written option contracts, at value (Premiums received—$299,631)	253,196
Payable for:
Credit agreement	1,050,000,000
Investment securities purchased	14,998,932
Interest expense	4,066,542
Foreign capital gains tax	3,571,078
Investment management fees	2,379,396
Variation margin on interest rate swap contracts	388,386
Administration fees	167,957
Other liabilities	559,789

Total Liabilities	1,076,385,276

NET ASSETS	$2,467,700,737

NET ASSETS consist of:
Paid‑in capital	$1,733,230,585
Total distributable earnings/(accumulated loss)	734,470,152

$2,467,700,737

NET ASSET VALUE PER SHARE:
($2,467,700,737 ÷ 96,766,826 shares outstanding)	$25.50

MARKET PRICE PER SHARE	$26.95

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	5.69%

(a)	Includes $2,219,290,071 pledged as collateral, of which $955,357,409 has been rehypothecated in connection with the Fund’s credit agreement, as described in Note 7.

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2025 (Unaudited)

Investment Income:
Dividend income (net of $3,552,069 of foreign withholding tax)	$60,916,175
Interest income	16,008,203

Total Investment Income	76,924,378

Expenses:
Interest expense	24,107,904
Investment management fees	13,944,204
Administration fees	1,134,472
Shareholder reporting expenses	442,858
Custodian fees and expenses	136,878
Professional fees	65,909
Directors’ fees and expenses	48,429
Transfer agent fees and expenses	10,841
Miscellaneous	99,507

Total Expenses	39,991,002

Net Investment Income (Loss)	36,933,376

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	11,523,160
Written option contracts	1,391,874
Interest rate swap contracts	14,222,939
Foreign currency transactions	(61,926)

Net realized gain (loss)	27,076,047

Net change in unrealized appreciation (depreciation) on:
Investments in securities (net of decrease in accrued foreign capital gains tax of $434,850)	202,454,188
Written option contracts	140,886
Interest rate swap contracts	(18,423,684)
Foreign currency translations	113,447

Net change in unrealized appreciation (depreciation)	184,284,837

Net Realized and Unrealized Gain (Loss)	211,360,884

Net Increase (Decrease) in Net Assets Resulting from Operations	$248,294,260

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2025	For the Year Ended December 31, 2024
Change in Net Assets:
From Operations:
Net investment income (loss)	$36,933,376	$51,336,402
Net realized gain (loss)	27,076,047	153,241,834
Net change in unrealized appreciation (depreciation)	184,284,837	69,689,052

Net increase (decrease) in net assets resulting from operations	248,294,260	274,267,288

Distributions to Shareholders	(89,910,896)	(179,439,120)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	3,788,879	6,577,662

Total increase (decrease) in net assets	162,172,243	101,405,830
Net Assets:
Beginning of period	2,305,528,494	2,204,122,664

End of period	$2,467,700,737	$2,305,528,494

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 2025 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$248,294,260
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(358,663,946)
Proceeds from sales and maturities of long-term investments	371,537,850
Net purchases, sales and maturities of short-term investments	(54,700,566)
Net amortization of premium (accretion of discount) on investments in securities	656,590
Net (increase) decrease in dividends and interest receivable and other assets	(3,911,783)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(275,467)
Net increase (decrease) in payable for variation margin on interest rate swap contracts	506,997
Net increase (decrease) in premiums received from written option contracts	214,522
Net change in unrealized (appreciation) depreciation on written option contracts	(140,886)
Net change in unrealized (appreciation) depreciation on investments in securities (net of $434,850 of foreign capital gains tax)	(202,454,188)
Net realized (gain) loss on investments in securities	(11,523,160)

Cash provided by (used for) operating activities	(10,459,777)

Cash Flows from Financing Activities:
Net increase (decrease) in payable for revolving credit agreement	100,000,000
Dividends and distributions paid	(86,122,017)

Cash provided by (used for) financing activities	13,877,983

Increase (decrease) in cash and restricted cash	3,418,206
Cash and restricted cash at beginning of period (including foreign currency)	11,214,957

Cash and restricted cash at end of period (including foreign currency)	$14,633,163

Supplemental Disclosure of Cash Flow Information:
For the six months ended June 30, 2025, interest paid was $24,314,515 and reinvestment of dividends was $3,788,879.

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

STATEMENT OF CASH FLOWS—(Continued)
For the Six Months Ended June 30, 2025 (Unaudited)

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Cash	$1,332,969
Restricted cash	12,154,886
Foreign currency	1,145,308

Total cash and restricted cash shown on the Statement of Cash Flows	$14,633,163

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

FINANCIAL HIGHLIGHTS (Unaudited)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2025		For the Year Ended December 31,
Per Share Operating Data:			2024	2023	2022	2021	2020
Net asset value, beginning of period	$ 23.86		$ 22.88	$ 24.36	$ 28.28	$ 24.62	$ 27.73

Income (loss) from investment operations:

Net investment income (loss)(a)	0.38		0.53 (b)	0.46 (c)	0.50	0.56	0.41
Net realized and unrealized gain (loss)	2.19		2.31	(0.08)	(2.56)	4.95	(1.66)

Total from investment operations	2.57		2.84	0.38	(2.06)	5.51	(1.25)

Less dividends and distributions to shareholders from:

Net investment income	(0.93)		(0.89)	(0.84)	(0.64)	(0.54)	(0.41)
Net realized gain	—		(0.97)	(0.71)	(1.22)	(1.32)	(1.45)
Tax return of capital	—		—	(0.31)	—	—	—

Total dividends and distributions to shareholders	(0.93)		(1.86)	(1.86)	(1.86)	(1.86)	(1.86)

Anti-dilutive effect from the issuance of shares	—		—	0.00 (d)	0.00 (d)	0.01	—

Net increase (decrease) in net asset value	1.64		0.98	(1.48)	(3.92)	3.66	(3.11)

Net asset value, end of period	$ 25.50		$ 23.86	$ 22.88	$ 24.36	$ 28.28	$ 24.62

Market price, end of period	$ 26.95		$ 24.04	$ 21.24	$ 23.99	$ 28.50	$ 25.82

Net asset value total return(e)	10.96	%(f)	12.75%	2.08%	-7.42%	23.10%	-3.66%

Market price total return(e)	16.39	%(f)	22.37%	-3.77%	-9.53%	18.29%	6.94%

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2025		For the Year Ended December 31,
Ratios/Supplemental Data:			2024		2023		2022	2021	2020
Net assets, end of period (in millions)	$2,467.7		$2,305.5		$2,204.1		$2,334.4	$2,685.3	$2,304.1

Ratios to average daily net assets:

Expenses	3.42	%(g)	3.86	%(b)	3.97%		2.44%	2.19%	2.53%

Expenses (excluding interest expense)	1.36	%(g)	1.39	%(b)	1.39%		1.34%	1.34%	1.35%

Net investment income (loss)	3.16	%(g)	2.25	%(b)	2.02	%(c)	1.94%	2.10%	1.73%

Portfolio turnover rate	11	%(f)	32%		40%		38%	47%	54%

Credit Agreement:

Asset coverage ratio for credit agreement	335%		343%		332%		346%	383%	371%

Asset coverage per $1,000 for credit agreement	$ 3,350		$ 3,427		$ 3,320		$ 3,457	$ 3,827	$ 3,711

Amount of loan outstanding (in millions)	$1,050.0		$ 950.0		$ 950.0		$ 950.0	$ 950.0	$ 850.0

(a)	Calculation based on average shares outstanding.
(b)
Reflects income and expenses from European Union tax reclaims. Had the Fund not received these proceeds, the net investment income (loss) per share would have been $0.52, and the ratio of net investment income (loss) to average daily net assets would have been 2.22%. Additionally, the ratios of expenses to average daily net assets (including and excluding interest expense) include expenses related to the tax reclaims, however, the impact to both ratios is less than 0.01%.

(c)
Reflects income from European Union tax reclaims, including related interest income. Had the Fund not received these proceeds, the net investment income (loss) per share would have been $0.40 and the ratio of net investment income (loss) to average daily net assets would have been 1.75%.

(d)	Amount is less than $0.005.
(e)
Net asset value total return measures the change in net asset value per share over the period indicated. Market price total return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(f)	Not annualized.
(g)	Annualized.

See accompanying notes to financial statements.

Cohen & Steers Infrastructure Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Note 1. Organization and Significant Accounting Policies
Cohen & Steers Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed‑end management investment company. The Fund’s investment objective is total return with emphasis on income.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over‑the‑counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.
Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non‑U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.
Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.
Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a

Cohen & Steers Infrastructure Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.
Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open‑end mutual funds are valued at net asset value (NAV).
The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a‑5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.
Foreign equity fair value pricing procedures utilized by the Fund may cause certain non‑U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.
The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous

Cohen & Steers Infrastructure Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.
The levels associated with valuing the Fund’s investments as of June 30, 2025 are disclosed in the Fund’s Schedule of Investments.
Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex‑dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex‑dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and MLPs and actual amounts may differ from the estimated amounts.
Cash: For the purposes of the Statement of Cash Flows, the Fund defines cash as cash, including foreign currency and restricted cash.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign

Cohen & Steers Infrastructure Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.
Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.
When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked‑to‑market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.
Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.
Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked‑to‑market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Cohen & Steers Infrastructure Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.
Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.
Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex‑dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless the shareholder has elected to have them paid in cash.
The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.
Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2025, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain and/or tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2025 the Fund’s fiscal year end.

Cohen & Steers Infrastructure Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Distributions Subsequent to June 30, 2025: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex‑Date/Record Date	Payable Date	Amount
7/15/25	7/31/25	$0.155
8/12/25	8/29/25	$0.155
9/9/25	9/30/25	$0.155
Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non‑U.S. securities are recorded net of non‑U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non‑U.S. markets are subject to non‑U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non‑U.S. taxes due upon the sale of these securities. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non‑U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2025, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.
Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates
Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day‑to‑day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.
For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.
Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund’s investments in certain non‑U.S. securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily managed assets managed by the investment manager and each subadvisor.

Cohen & Steers Infrastructure Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2025, the Fund incurred $984,297 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co‑administrator under a fund accounting and administration agreement.
Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to interested directors and officers, except for the Chief Compliance Officer who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $9,636 for the six months ended June 30, 2025.
Note 3. Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2025, totaled $372,144,698 and $366,349,185, respectively.
Note 4. Derivative Investments
The following tables present the value of derivatives held at June 30, 2025 and the effect of derivatives held during the six months ended June 30, 2025, if any, along with the respective location in the financial statements.
Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts— Exchange‑Traded(a)	—	$—	Written option contracts, at value	$253,196

Interest Rate Risk:
Interest Rate Swap Contracts(a)	—	—	Payable for variation margin on interest rate swap contracts	19,391,865	(b)

(a)	Not subject to a master netting agreement or another similar arrangement.
(b)
Amount represents the cumulative net appreciation (depreciation) on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin payable to the broker.

Cohen & Steers Infrastructure Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts(a)	Net Realized and Unrealized Gain (Loss)	$(252,448)	$—
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	1,391,874	140,886
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	14,222,939	(18,423,684)

(a)	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.
The following summarizes the monthly average volume of the Fund’s option contracts and interest rate swap contracts activity for the six months ended June 30, 2025:

	Purchased Option Contracts(b)	Written Option Contracts(b)	Interest Rate Swap Contracts
Average Notional Amount(a)	$6,513,960	$21,572,979	$956,071,429

(a)
Average notional amount represent the average for all months in which the Fund had option contracts and interest rate swap contracts outstanding at month‑end. For the period, this represents one month for purchased option contracts, five months for written option contracts and six months for interest rate swap contracts.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
Note 5. Income Tax Information
As of June 30, 2025, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$2,790,320,924

Gross unrealized appreciation on investments	$828,639,343
Gross unrealized depreciation on investments	(89,118,853)

Net unrealized appreciation (depreciation) on investments	$739,520,490

Cohen & Steers Infrastructure Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Capital Stock
The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.
During the six months ended June 30, 2025, the Fund issued 153,457 shares of common stock at $3,788,879 for the reinvestment of dividends. During the year ended December 31, 2024, the Fund issued 277,392 shares of common stock at $6,577,662 for the reinvestment of dividends.
On December 10, 2024, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding as of January 1, 2025 through December 31, 2025.
During the six months ended June 30, 2025 and year ended December 31, 2024, the Fund did not effect any repurchases.
Note 7. Borrowings
The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on Secured Overnight Financing Rate (SOFR)-based variable rates. The commitment amount of the credit agreement is $1,160,000,000 (the commitment amount). The Fund also pays a fee of 0.45% per annum on any unused portion of the credit agreement, which, beginning on July 15, 2025, is only charged when less than 80% of the commitment amount is outstanding. BNPP may not change certain terms of the credit agreement except upon 360 days’ notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities and/or cash as collateral. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned.
As of June 30, 2025, the Fund had outstanding borrowings of $1,050,000,000 at a rate of 5.2%. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended June 30, 2025, the Fund borrowed an average daily balance of $953,867,403 at a weighted average borrowing cost of 5.1%.

Cohen & Steers Infrastructure Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. Other Risks
Market Price Discount from Net Asset Value Risk: Shares of closed‑end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the shares may trade at, above or below NAV.
Common Stock Risk: The Fund may invest in common stocks. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.
Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental

Cohen & Steers Infrastructure Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.
Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund’s foreign currency risks.
If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.
Foreign (Non‑U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.
Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced

Cohen & Steers Infrastructure Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

substantial market disruptions and may do so in the future. The economies of many emerging market countries may be heavily dependent on international trade and have thus been, and may continue to be, adversely affected by trade barriers, foreign exchange controls and other protectionist measures imposed or negotiated by the countries with which they wish to trade.
Master Limited Partnership Risk: The Fund may invest in Portfolio Funds that invest in master limited partnerships (MLPs). An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.
Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment advisory fees payable to the investment advisor being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally

Cohen & Steers Infrastructure Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.
Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below-investment-grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
Market Disruption and Geopolitical Risk: Geopolitical events, such as war (including ongoing conflicts in Ukraine and the Middle East), terrorist attacks, natural or environmental disasters (including hurricanes, wildfires, and flooding), country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, have led and may in the future lead to market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Russia’s military invasion of Ukraine significantly amplified already existing geopolitical tensions. The U.S. and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity.
Ongoing conflicts in the Middle East could have similar negative impacts. The possibility of a prolonged conflict, and the potential expansion of the conflict in the surrounding areas and the

Cohen & Steers Infrastructure Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

involvement of other nations in such conflict could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact investments held by the Fund. For example, issues with certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. In addition, raising the U.S. Government debt ceiling has become increasingly politicized. Any failure to increase the total amount that the U.S. Government is authorized to borrow could lead to a default on U.S. Government obligations. A default or a threat of default by the U.S. Government would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments.
The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non‑U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.
The rapid development and increasingly widespread use and regulation of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively, AI Technologies), may pose risks to the Fund. For instance, the rapid advanced development of AI Technologies and efforts to regulate or control its use and advancement may have significant positive or negative impacts on a wide range of different industries and the global economy. It is not possible to predict which companies, sectors, or economies may benefit or be disadvantaged by such developments, nor is it possible to determine the full extent of current or future risks related thereto.
Some political leaders around the world (including in the U.S. and certain European nations) have been and may be elected on protectionist platforms, raising questions about the future of global free trade. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments.
Regulatory Risk: Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. These regulations or any laws and regulations that may be adopted in the future may restrict the Fund’s ability to engage in transactions or raise additional capital and/or increase overall expenses of the Fund.

Cohen & Steers Infrastructure Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Additional legislative or regulatory actions may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.
The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.
Cybersecurity Risk: With the increased use of technologies such as the Internet and AI Technologies, and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the investment manager), and their own service providers, may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website or company system, misappropriating or releasing confidential information without authorization (including personal data), gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial‑of‑service. New ways to carry out cyber-attacks continue to develop. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cyber security attacks, particularly those from nation-states or from entities with nation-state backing. Successful cyber-attacks against, or security breakdowns of, the Fund, the investment manager, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders.
Each of the Fund and the investment manager may have limited ability to detect, prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to detect, prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.
Restricted and Illiquid Securities Risk: The Fund may invest up to 10% of its managed assets in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is

Cohen & Steers Infrastructure Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

carrying the securities on its books. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. For purposes of determining the Fund’s NAV, illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate.
Note 9. Operating Segments
An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive committee of the Fund’s investment manager and the Fund’s chief executive officer and chief financial officer act as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre‑determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s total returns, expense ratios, subscriptions and redemptions, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements.
Note 10. Other
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.
Note 11. Subsequent Events
Management has evaluated events and transactions occurring after June 30, 2025 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Cohen & Steers Infrastructure Fund, Inc.

PROXY RESULTS (Unaudited)

The Fund’s shareholders voted on the following proposals at the annual meeting held on April 24, 2025. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:

Joseph M. Harvey	72,694,331	1,587,450
Gerald J. Maginnis	72,720,085	1,561,696
Daphne L. Richards	72,525,941	1,755,840

Cohen & Steers Infrastructure Fund, Inc.

(The following pages are unaudited)
REINVESTMENT PLAN
We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
OTHER INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866‑227‑0757, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12‑month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866‑227‑0757 or (ii) on the SEC’s website at http://www.sec.gov.
Disclosures of the Fund’s complete holdings are required to be made monthly on Form N‑PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N‑PORT is available (i) without charge, upon request, by calling 866‑227‑0757 or (ii) on the SEC’s website at http://www.sec.gov.
Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099‑DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.
Notice is hereby given in accordance with Rule 23c‑1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Cohen & Steers Infrastructure Fund, Inc.

APPROVAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS
The Board of Directors of the Fund (the Board), including a majority of the directors who are not parties to the Fund’s investment advisory and subadvisory agreements (the Management Agreements), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreements for their initial two year terms and their continuation annually thereafter at a meeting of the Board called for the purpose of voting on the approval or continuation. The Management Agreements were discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 3, 2025 and at a meeting of the full Board of Directors held on June 17, 2025. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Management Agreements in executive sessions on June 16 and 17, 2025. At the meeting of the full Board on June 17, 2025, the Management Agreements were unanimously continued for a term ending June 30, 2026 by the Board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.
In considering whether to continue the Management Agreements, the Board reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board. The Board also spoke directly with a representative of the independent data provider and met with investment management personnel. In addition, the Board considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board also considered information provided by the Investment Manager in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Manager in response to a supplemental request. In particular, the Board considered the following:
(i) The nature, extent and quality of services to be provided by the Investment Manager and the Subadvisors: The Board reviewed the services that the Investment Manager and sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board regarding the Fund’s portfolio, providing individuals to serve as Fund officers, managing the Fund’s debt leverage level, and, for the Investment Manager, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board took into account the services provided by the Investment Manager and the Subadvisors to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board also considered the education, background and experience of the Investment Manager’s and Subadvisors’ personnel, particularly noting the potential benefit that the portfolio managers’ work

Cohen & Steers Infrastructure Fund, Inc.

experience and favorable reputation can have on the Fund. The Board further noted the Investment Manager’s and Subadvisors’ ability to attract qualified and experienced personnel. The Board also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board concluded that the nature, extent and quality of services provided by the Investment Manager and the Subadvisors are satisfactory and appropriate.
(ii) Investment performance of the Fund and the Investment Manager and Subadvisors: The Board considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked blended benchmark. The Board of Directors considered that, on a net asset basis (NAV), the Fund outperformed the Peer Group median for the ten-year period ended March 31, 2025, ranking one out of three peers, represented the Peer Group median for the five-year period ended March 31, 2025, ranking two out of three peers, and underperformed the Peer Group medians for the one- and three-year periods ended March 31, 2025, ranking three out of four and four out of four peers, respectively. The Board noted that, on a NAV basis, the Fund outperformed the linked blended benchmark for the one-, three-, five- and ten-year periods ended March 31, 2025. The Board engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance, as well as the impact of leverage on the Fund’s performance. The Board also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager’s performance in managing similarly managed funds and accounts. The Board determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreements.
(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board considered the contractual and actual management fees paid by the Fund as well as the total expense ratios. As part of its analysis, the Board gave consideration to the fee and expense analyses provided by the independent data provider. The Board considered that the Fund’s actual management fees at both managed and common asset levels were lower than the Peer Group medians, ranking two out of four peers for each. The Board also noted that the Fund’s total expense ratios including investment-related expenses at managed and common asset levels were higher than the Peer Group medians, ranking three out of four peers for each. The Board also noted that the Fund’s total expense ratios excluding investment-related expenses at managed and common asset levels were lower than the Peer Group medians, ranking two out of four peers for each. The Board considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board concluded that the Fund’s current expense structure was satisfactory.
The Board also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. Because the Subadvisors are paid by the Investment Manager (and not by the Fund) for investment services provided to the Fund and are affiliates of the Investment Manager, the Board considered the profitability of the Investment Manager as a whole and did not consider the Subadvisors’ separate profitability to be particularly relevant to their determination. The Board took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreements, noting

Cohen & Steers Infrastructure Fund, Inc.

particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board determined that the services received under the Administration Agreement are beneficial to the Fund. The Board concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.
(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board noted that, as a closed-end fund, the Fund would not typically be expected to have inflows of capital that might produce increasing economies of scale, although the Fund does employ an at-the-market program to raise capital only when the Fund is trading at a premium to net asset value. The Board determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.
(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board compared the fees paid under the Management Agreements to those under other investment management contracts of other investment advisors managing Peer Funds. The Board also compared the services rendered and fees paid under the Management Agreements to fees paid, including the ranges of such fees, under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does to institutional or subadvised accounts. The Board also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board determined that on a comparative basis the fees under the Management Agreements were reasonable in relation to the services provided.
No single factor was cited as determinative to the decision of the Board, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

Cohen & Steers Infrastructure Fund, Inc.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Transaction history and account transactions

•  Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non‑affiliates to market to you—	No	We don’t share

Questions? Call 866-227-0757

Cohen & Steers Infrastructure Fund, Inc.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Registered Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?
We collect your personal information, for example, when you:

•  Open an account or buy securities from us

•  Provide account information or give us your contact information

•  Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:

•  sharing for affiliates’ everyday business purposes—information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for non‑affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non‑affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non‑affiliates.

Joint marketing	A formal agreement between non‑affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

Cohen & Steers Infrastructure Fund, Inc.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX
COHEN & STEERS
REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX
COHEN & STEERS
INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX
COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX
COHEN & STEERS
INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non‑U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX
COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX
COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non‑U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX
COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low‑duration preferred and other income securities issued by U.S. and non‑U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX
COHEN & STEERS FUTURE OF ENERGY FUND

•	Designed for investors seeking total return, investing primarily in securities of traditional and alternative energy companies

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX
COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open‑end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800‑330‑7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

Cohen & Steers Infrastructure Fund, Inc.

OFFICERS AND DIRECTORS
Joseph M. Harvey
Director and Chair
Adam M. Derechin
Director
Michael G. Clark
Director
George Grossman
Director
Dean A. Junkans
Director
Gerald J. Maginnis
Director
Jane F. Magpiong
Director
Daphne L. Richards
Director
Ramona Rogers-Windsor
Director
James Giallanza
President and Chief Executive Officer
Albert Laskaj
Treasurer and Chief Financial Officer
Dana A. DeVivo
Secretary and Chief Legal Officer
Stephen Murphy
Chief Compliance Officer and Vice President
Benjamin Morton
Vice President
Yigal D. Jhirad
Vice President
Tyler S. Rosenlicht
Vice President
Thuy Quynh Dang
Vice President

KEY INFORMATION
Investment Manager and Administrator
Cohen & Steers Capital Management, Inc.
1166 Avenue of the Americas, 30th Floor
New York, NY 10036
(212) 832‑3232
Co‑administrator and Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare
150 Royall Street
Canton, MA 02021
(866) 227‑0757
Legal Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol:	UTF
Website: cohenandsteers.com
This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

eDelivery AVAILABLE
Stop traditional mail delivery;
receive your shareholder reports
and prospectus online.
Sign up at cohenandsteers.com

Semi-Annual Report June 30, 2025
Cohen & Steers
Infrastructure
Fund (UTF)
UTFSAR

(b)

Notice of Internet Availability of Shareholder Report(s) Learn about the upcoming change to Tailored Shareholder Reports: www.Shareholdereducation.com/tsr

COHEN & STEERS ID: XXXXX XXXXX XXXXX XXXXX Important Fund Report(s) Now Available Online and In Print by Request. Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. we encourage you to review the report(s) at the website below: https://www.cohenandsteers.com/funds/fund-literature Cohen & Steers Infrastructure Fund Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report): 1-866-345-5954 www.FundReports.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included in Item 1 above.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

None.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 1 above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors implemented after the Registrant last provided disclosure in response to this Item.

Item 16. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended December 31, 2024, the Registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities:

Total
Gross income from securities lending activities:	$1,840,294
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split:	—
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split:	—
Administrative fees that are not included in the revenue split:	—
Indemnification fee not included in the revenue split:	—
Rebates paid to borrowers:	—
Other fees relating to the securities lending program not included in the revenue split:	$1,840,294
Aggregate fees/compensation for securities lending activities and related services:	$1,840,294
Net income from securities lending activities:	$0

(b)	During the Registrant’s most recent fiscal year ended December 31, 2024, BNP Paribas Prime Brokerage International, Limited (“BNPP”) served as the Registrant’s securities lending agent.

In connection with the use of a Credit Facility (the “BNP Credit Facility”) with BNPP, the Registrant permits BNPP, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Registrant.

As a securities lending agent, BNPP is responsible for the implementation and administration of the Registrant’s securities lending activities pursuant to the rehypothecation component of the BNP Credit Facility. BNPP, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e., the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the Registrant at loan termination.

The Registrant does not compensate BNPP for its securities lending related services directly. Instead, the Registrant received a reduction in the interest rate charged under the BNP Credit Facility.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer
(President and Chief Executive Officer)

Date:	September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date:	September 5, 2025